Equity (Tables)	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Summary of Common Stock Purchases

The following table provides the number of shares of our common stock purchased and the cost of purchases under our publicly announced share-purchase plans, including our accelerated share repurchase agreements:

(SHARES IN MILLIONS, DOLLARS IN BILLIONS)	2016(a)	2015(b)	2014
Shares of common stock purchased	154	182	165
Cost of purchase	$5.0	$6.2	$5.0

(a)	Represents shares purchased pursuant to and received upon settlement of the accelerated share repurchase agreement entered into on March 8, 2016. See above for additional information.

(b)
Includes approximately 151 million shares purchased for $5.2 billion pursuant to the accelerated share repurchase agreement entered into on February 9, 2015 (see above for additional information), as well as other share repurchases through year-end 2015.